UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 25, 2019

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-38681	Northwest Natural Holding Company an Oregon corporation 220 N.W. Second Avenue Portland, Oregon 97209 Telephone (503) 226-4211 82-4710680

1-15973	Northwest Natural Gas Company an Oregon corporation 220 N.W. Second Avenue Portland, Oregon 97209 Telephone (503) 226-4211 93-0256722
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.06.	Material Impairments.

See Item 8.01 below for a description of the write-off of a portion of a regulatory asset relating to the pension balancing account.

Item 8.01.	Other Events.

As previously reported, in December 2017, Northwest Natural Gas Company (NW Natural), a wholly-owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed an Oregon general rate case. On October 26, 2018, the Public Utility Commission of Oregon (OPUC) issued an order in the NW Natural rate case (Order). The Order froze NW Natural’s pension balancing account as of October 31, 2018. The Order also directed that, beginning on November 1, 2018, NW Natural is authorized to increase the amount of FAS 87 pension expense included in base rates by $8.1 million, for a total annual collection of $11.9 million. The Order also directed NW Natural and the other parties to the rate case to engage in further regulatory proceedings to resolve open issues with respect to the recovery of the pension balancing account, and treatment of the 10-month deferral period benefits associated with the Tax Cuts and Jobs Act (TCJA). NW Natural expected these proceedings to also determine the appropriateness of NW Natural’s remeasurement of the regulated utility excess deferred income taxes pursuant to TCJA and the return of these excess deferred income taxes to customers directly or by applying them for the customers’ benefit.

As previously disclosed, on February 4, 2019, NW Natural, OPUC Staff, Oregon Citizen’s Utility Board (CUB), and the Alliance of Western Energy Customers (AWEC), which comprised all of the parties to the Rate Case, filed with the OPUC a joint stipulation addressing the remaining items related to the pension balancing account and TCJA benefits in the Rate Case (Settlement).

On March 25, 2019, the OPUC approved the Settlement in its entirety (Pension Order).

Under the Pension Order, the OPUC found that NW Natural properly recorded the remeasurement of regulated utility excess deferred income taxes pursuant to the effects of TCJA, and that all of NW Natural’s TCJA-related dockets are resolved. Commencing April 1, 2019, NW Natural is ordered to return excess deferred income taxes pursuant to TCJA as follows: (i) an annual credit to base rates of $3.4 million; (ii) a credit of $3.0 million per year for five years to sale customers; (iii) a credit to customers' benefit of $5.44 million of deferred income taxes, and $7.07 million of TCJA benefits deferred between January 1, 2018 and October 31, 2018, reflected as a reduction to NW Natural’s pension balancing account, described below. As a result of these returns and credits, as of April 1, 2019, NW Natural’s rate base is ordered to increase by $15.38 million, and the revenue requirement is ordered to increase $1.43 million. If NW Natural files a general rate case within five years of the date of the Pension Order, this revenue requirement may be adjusted as part of that general rate case.

As to the future operation and timing of rate recovery of amounts reflected in NW Natural’s pension balancing account, the Pension Order provides that, effective October 31, 2018, NW Natural would: (i) reduce the amount of the frozen pension balancing account by $10.5 million, and apply $12.51 million of the Company’s deferred TCJA benefits, for a total reduction of the pension balancing account of approximately $23.01 million; and (ii) reduce the interest rate on the pension balancing account from NW Natural’s authorized rate of return of 7.317 percent to 4.3 percent. NW Natural would then collect the remainder of the pension balancing account balance over ten years in a customer tariff of $7.3 million per year beginning on April 1, 2019. After giving effect to the Pension Order, NW Natural expects it will recognize a $10.5 million write-off to the regulatory asset relating to the pension balancing account, resulting in an after-tax charge to earnings of approximately $6.7 million in the first quarter of 2019.

Forward-Looking Statements
This report, and other presentations made by NW Holdings and NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, assumptions, estimates, expectations, expenses, future events, investments, customer growth, customer rates or rate recovery, customer savings, financial results, financial position, revenue requirement, return on equity, rate base, recovery of pension expense and pension balancing account, impairments, treatment of historical TCJA amounts, effects of regulatory mechanisms, tax liabilities, including tax reform, expectations and treatment with respect to retirement plans, approval and adequacy of regulatory deferrals, revenues and earnings, performance, timing or outcomes of future regulatory proceedings or future regulatory approvals, and other statements that are other than statements of historical facts.

Forward-looking statements are based on NW Holdings' and NW Natural’s current expectations and assumptions regarding their respective businesses, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. NW Holdings and NW Natural caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in each of NW Holdings' and NW Natural's most recent Annual Report on Form 10-K and in each of Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk”, and Part II, Item 1A “Risk Factors”, in each of NW Holdings' and NW Natural's respective quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

Northwest Natural Holding Company

Date: March 27, 2019	/s/ Frank H. Burkhartsmeyer
Name: Frank H. Burkhartsmeyer
Title: Senior Vice President and Chief Financial Officer

Northwest Natural Gas Company

Date: March 27, 2019	/s/ Frank H. Burkhartsmeyer
Name: Frank H. Burkhartsmeyer
Title: Senior Vice President and Chief Financial Officer